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                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                      THIRD AVENUE INTERNATIONAL VALUE FUND



                              FIRST QUARTER REPORT
                                   (Unaudited)

                                   ----------

                                January 31, 2003



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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At January 31, 2003, the unaudited net asset value attributable to the 72,717,297 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $29.68 per share. This compares with an audited net asset value at October 31, 2002 of $29.47 per share, and an unaudited net asset value at January 31, 2002 of $35.68 per share, both adjusted for a subsequent distribution to shareholders. At February 21, 2003, the unaudited net asset value was $29.41 per share.

QUARTERLY ACTIVITY

During the quarter, the Fund established a new position in one common stock, increased its positions in three common stocks and one preferred stock, and eliminated two common stock positions. Two positions in distress debt securities were increased and three distress debt positions were closed out profitably.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                  NEW POSITION ACQUIRED

500,000 shares                    Sun Microsystems, Inc. Common Stock
                                  ("Sun Common")

                                  INCREASES IN EXISTING POSITIONS

$650,000                          Aquila (Utilicorp United) Senior Notes
                                  ("Aquila Senior Notes")

$3,000,000                        Century Cable Bank Debt
                                  ("Century Bank Debt")

332,300 shares                    Aquila, Inc. Common Stock
                                  ("Aquila Common")

105,000 shares                    MBIA, Inc. Common Stock
                                  ("MBIA Common")

146,250 shares                    RS Holding Convertible Class A Preferred Stock
                                  ("RS Equity")

2,805,100 shares                  Toyota Industries Corp. Common Stock
                                  ("Toyota Industries Common")

                                  POSITIONS ELIMINATED

$10,000,000                       AES Unsecured Notes
                                  ("AES Unsecured")

$40,000,000                       Qwest Holding Company Debt
                                  ("Qwest Holding Debt")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                  POSITIONS ELIMINATED (CONTINUED)

$269,016,000                      Worldcom, Inc. Senior Notes
                                  ("Worldcom Seniors")

75,400 shares                     Energizer Holdings, Inc. Common Stock
                                  ("Energizer Common")

250,787 shares                    Golden State Bancorp, Inc. Common Stock
                                  ("Golden State Common")

Sun Common fit the Fund's basic criteria for investing in the equities of high tech companies. Cash alone is well in excess of total book liabilities and Sun Common was priced at less than six times peak earnings achieved in the year 2000. A U.S. District Court wrote a powerful opinion in January 2003 in Sun's favor in connection with the company's private, treble damage, anti-trust suit against Microsoft. If eventually upheld, it could be a material positive for Sun's software activities.

Aquila securities may well be the cheapest securities among all U.S. companies which have a major presence in the regulated electric utility industry. Aquila Senior Notes also appear to be safe, while Aquila Common does not appear to be safe. It is hard for me to visualize a scenario under which Aquila Senior Notes would not eventually be paid off at par plus accrued interest even if the company has to reorganize in Chapter 11 (which I very much doubt). TAVF has been accumulating Aquila Senior Notes at yields to maturity in excess of 25%. During the quarter, Third Avenue filed a Form 13D with the Securities and Exchange Commission. In the 13D, Fund management highlighted what we believed to be outrageous levels of compensation for top management against the backdrop of the huge losses being reported by Aquila. At the moment, it appears as if future management compensation at Aquila will become relatively modest, at least until Aquila debt instruments regain an investment grade credit rating.

Century Cable, a subsidiary of Adelphia Communications,  is operating in Chapter
11. Despite this, Century continues to service its bank debt and the Fund regularly receives interest payments in accordance with the "adequate protection" provisions of the Bankruptcy Act.

TAVF has a policy of buying the common stocks of well-financed, well-entrenched, financial institutions when those common stocks are priced at meaningful discounts from adjusted net asset values. MBIA Common seems to fit this mold.

Buying Toyota Industries Common, the largest owner of Toyota Motor Common Stock, is a way of buying into Toyota Motor ("Toyota Motor") at a 30% to 40% discount from Toyota Motor's asset value, based on the market price of Toyota Motor Common equivalents, which are listed on the New York Stock Exchange. Toyota Industries has first-rate operations on its own and is extremely well-financed. Based on its slowly increasing market penetration in most automobile markets, including the U.S. and Canada, perhaps, on a long-term basis, Toyota Motor might become the "Wal-Mart" of the automobile industry. If so, Toyota Industries Common ought to be quite an appreciation vehicle.

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If one adds to Toyota  Industries'  income as reported for  accounting  purposes
Toyota Industries' equity in the undistributed earnings of Toyota Motor and other portfolio holdings, then Toyota Industries Common is selling at only about eight times current earnings.

When the Fund acquired AES Unsecured Notes, it viewed the instruments as the equivalent of a blanket second mortgage, subordinated only to the non-recourse project debt attached to individual power plants. Subsequently, in an exchange offer, certain AES Unsecured Notes were given security which resulted in placing the Notes owned by Third Avenue in third, not second, place. The Fund then sold the Unsecured Notes.

The more I read, and the more we talk to industry gurus, the greater the uncertainties about the outlook for Telecom Carriers. The Bell companies are probably okay, but it is hard to attach going-concern and/or reorganization values to other carriers. Thus, the Fund unloaded its unsecured debt positions in Qwest Holdings and Worldcom, even though they probably are still reasonably priced.

Energizer Common was a small holding in an industry--small batteries--which seems to be getting increasingly competitive. Golden State Common was acquired for cash by Citigroup in a takeover transaction.

THE PROPOSED ELIMINATION OF DOUBLE TAXATION ON CORPORATE DIVIDENDS

The central focuses of TAVF in making investment decisions revolve around understanding the characteristics of securities and how corporations function: why they do what they do. This entails a concentration on corporate finance, strictly from the bottom-up.

In contrast, economists such as R. Glenn Hubbard, Chairman of the Council of Economic Advisers and the principal proponent of dividend tax relief, and Alan
Greenspan, Chairman of the Federal Reserve Board, are essentially top down economists. Their concentrations are on factors such as the general economy, the behavior of markets, and the general level of prices.

It seems to me that a lack of concentration on bottom-up corporate fundamentals, and probably a lack of training in corporate finance, can lead Professor Hubbard and others like him to recommend courses of action that can be quite harmful to the country (even when the proposals might result in net benefits to the stockholders of the Third Avenue portfolio companies over the long term).

One such proposed action is President Bush's proposal to amend the Internal Revenue Code so that corporate dividends derived from corporate earnings on which taxes have been paid by the corporation would be non-taxable to the recipient shareholder-taxpayer. Further, a shareholder would increase his cost basis for common stock held insofar as a corporation retains earnings on which corporate taxes have been paid.

Three results seem sure to follow if the Bush proposal is ever adopted:

     1) Businesses will not receive any material incentives to increase their investments in productive assets.

     2) Governments, both Federal and State, will be deprived of much needed revenues.

     3) The Internal Revenue Code will become materially more complicated than it already is at a time when strong arguments ought to be made for tax code simplification.

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Third  Avenue  analyzes  any  company  as  a  stand-alone,   not   substantively
consolidated with its shareholders. This idea of the company as a stand-alone used to be, but no longer is, a "pervasive principle" governing Generally Accepted Accounting Principles ("GAAP"). The stand-alone concept, however, pervades almost all credit analysis. If each entity filing a tax return is viewed as substantively consolidated with another taxpaying entity, then every taxpayer is subject to double taxation, triple taxation, quadruple taxation, or n times taxation. This "extra" taxation phenomenon is hardly limited to shareholder recipients of certain corporate dividends. A wage earner, for example, pays income tax on the earnings received. This after-tax income is again subject to sales taxes, real estate property taxes, state income taxes, and city personal property taxes. Indeed, if the wage earner purchases an automobile, the price paid by the wage earner-taxpayer includes the cost of taxes paid by the automobile dealer, the automobile transporter and the automobile manufacturer.

Insofar as one desires a fair tax system, each taxpayer ought to be viewed as a stand-alone, filing his, her, its, or a joint return. The tax rate applicable to that taxpayer ought to reflect the appropriate rates relevant to that taxpayer's circumstances. There seems to be no way in the U.S. economy that double, triple or quadruple taxation can ever be eliminated. There does not appear to be any reasonable basis for picking out corporate dividends for such tax-exempt largesse.

Corporations that generate cash, or taxable earnings, can use the amounts so generated in only three ways:

     1)   Expand the asset base.

     2)   Pay creditors.

     3) Make distributions to shareholders either via dividend payments or repurchasing shares.

With one exception, and I believe the exception is a minor one, making cash distributions to shareholders has to be a residual use of cash. Meeting the needs of the business to maintain or increase the asset base and servicing creditors has to take priority over paying out cash to shareholders. The one exception to this exists insofar as making distributions to shareholders might give the company better access to capital markets, especially equity markets, than would otherwise be the case.

The vast majority of equity financing for American industry is done by having companies retain earnings, not by marketing add-on issues of common and preferred stocks, either publicly or privately. We examined the changes in Net Worth Statements for each of the 30 companies whose common stocks made up the Dow Jones Industrial Average for 2000 and 2001. Except for the exercise of stock options, in each case the increases in net worth were attributable to increases in retained earnings, i.e., net income minus cash distributed to shareholders via dividends and share repurchases. The sale of add-on issues of common stocks was a non-factor.

The best way, and frequently the only practical way, for a company to reduce its debt load is to increase net worth through retaining earnings at a time increases in assets are minimal. Cash payments to shareholders reduce net worth. It is common, indeed, for loan indentures and bank loan agreements to contain provisions forbidding, or restricting, cash payment to shareholders.

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The principal reason companies do equity financing by retaining earnings is that public markets are so capricious; and it tends to be difficult to market equity privately if the purchasers of such equity do not receive elements of control over the corporation. Sound managements would not be very sound if they managed as if they could control the timing of the sale of add-on issues of common stock publicly and if they managed in the belief that they could predict future stock market prices. Selling add-on issues of common stock is a very dicey game for most managements whose companies are not benefiting from the presence of speculative bubbles such as existed in 1998 and 1999. Selling add-on issues of
common  stock  is  also  quite   expensive  for  most  companies   and/or  their
shareholders. Access to capital markets tends to be a lot more rational for credit markets than it is for equity markets, even though there can be times when credit markets are completely closed as, for example, when commercial banks won't lend.

The exception I refer to above is what I call the "electric utility exception." This exception, while still present, seems to have become less the rule even for electric utilities. Integrated electric utilities were an extremely capital intensive industry (before the 1990's growth of Independent Power Producers), where a company had to incur capital expenditures of $5 to $7 to produce $1 of annual revenue. Operating income was relatively stable and predictable, tending to grow modestly year-by-year. And the industry was a real growth industry with demand increasing in each year after World War II at rates of 2% to 7% per annum. Against this background, companies followed a policy of paying 70% to 80% of earnings as dividends; and then marketed add-on issues of common stock every 18 months to 2 years. The high dividends attracted investors interested in income and tended to assure companies that they would be able to market add-on issues of common stock at prices above book value. Marketing add-on issues above book value with regularity made it possible for the companies to report modestly increasing earnings per share year by year. This electric utility exception seems to be becoming rarer and rarer. It never was a good example of how most companies in American industry ever financed. It certainly is not a base case today, but rather a relatively rare exception.

Bush Administration officials estimate that the proposed dividend tax relief will boost common stock prices by 5%-10%. But the Bush Administration is, I suspect, just like the rest of us, or at least like me. I really don't have a clue as to what will happen to general stock market prices. Neither, in my opinion, does anyone else. Market levels will, of course, be determined by myriad factors, a goodly portion of which cannot be foreseen.

There seems little reason to believe that dividend tax relief will give companies better access to capital markets than would otherwise be the case. The relief will have no particular effect on credit markets, other than to discourage lenders from lending if they think that the cash amounts being paid to shareholders is imprudent. The only sure effect it will have on other markets is that there ought to be a switch in mezzanine finance structures. Increasing amounts of Preferred Stocks ought to be marketed and there ought to be a material diminution in the amount of Subordinated Debentures marketed.

Insofar as dividend tax relief results in a revenue shortfall for governments, government deficits will increase. Budget deficits, whether for governments or corporations, mean that cash outflows exceed cash inflows. The shortfall is met by accessing capital markets; governments issue government debt while corporations issue claims and securities, including bank loans and common stocks. There is nothing wrong per se with budget deficits viewed IN VACUO. Rather, it is the use of proceeds that counts the most. For example, the U.S. Government incurred deficits in the 1940's and 1950's to finance the GI Bill of Rights. A long-term consequence of the GI Bill is that the country ended up with a well-edu-

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cated  populace  and a  university  system  that is the  envy of the rest of the world. On the other hand, if the deficits are used to finance losses and non-productive activities, the entity incurring the deficits, even the U.S. Government, will, sooner or later, suffer from diminished credit worthiness. I'll leave it to each TAVF shareholder to decide for himself, or herself, whether the use of proceeds arising out of the expected 2003 government deficits will, on balance, be productive or non-productive.

One thing should be obvious though. There is no A PRIORI reason to assume that expenditures by governments are less productive for society and the economy than expenditures by taxpayers are. Some are; some aren't. Government expenditures to keep open unnecessary military bases seem a lot less productive than expenditures by private citizens for good housing. Government expenditures for education or airline safety seem a lot more productive than expenditures by private citizens to own, lease, or operate giant SUVs; or to give annual compensations of tens of millions of dollars (and sometimes hundreds of millions of dollars) to well entrenched Chief Executive Officers of underperforming companies.

While final rules have yet to be promulgated, it seems likely that dividend tax relief, if enacted, will result in administrative and enforcement nightmares for the Internal Revenue Service. Every deal person in the U.S. is probably salivating over the resource conversion possibilities inherent in allowing corporations down the road to become involved in things like cash out mergers and management buyouts where a substantial portion of the cash to be paid out would be tax-free to many recipients. For companies managed by their principal owners, there may well be dramatic shifts in whether payouts to owners are structured as compensation or as dividends.

With one exception, I would doubt that there would be any dramatic shifts in corporate capitalizations toward less debt and more equity because of dividend tax relief. For the vast majority of investors, TAVF included, credit worthiness is a far more important consideration than after-tax returns when investing for income. Few senior creditors seem likely to sacrifice safety for enhanced after-tax return. Credit instruments give holders a legally enforceable, contractual right to receive cash in the form of interest, principal and premium, if any. Equities do not give holders any legally enforceable contract rights to receive cash payments except that cash payments cannot be made to common stocks unless required payments are first made to cumulative preferred stocks, or redemption prices when due are paid on redeemable preferred stocks. Banks, insurance companies and finance companies are just not going to switch their portfolios to equities (assuming regulators or rating agencies would permit them to do so). These institutions will continue to be credit quality conscious first and foremost, as will individual holders of investment grade, tax-free, municipal obligations.

The one major change in corporate capitalizations likely to result from the enactment of dividend tax relief is in the area of mezzanine finance, a relatively small component of most corporate balance sheets. Here, there is likely to be a massive switch away from Subordinated Debentures to Preferred Stocks. While holders of Subordinated Debentures do enjoy a legally enforceable contractual right to cash payments, as a practical matter, having that enforceable right usually is akin to having the right to commit suicide because a Subordinate's rights to cash payments virtually always are subrogated to the senior debts' rights to priority payments. The vast majority of Subordinates are not very creditworthy to begin with.

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Even now, in a going concern context but not a reorganization context, Preferred
Stocks tend to have a DE FACTO seniority over Subordinates in many instances. In
many  cases,  holders  of  Preferreds  are  better  off  accumulating   dividend
arrearages than are holders of Subordinates who will never succeed in exercising their legal rights to cash payments. Preferred Stocks, as a class, would certainly become structurally senior to Subordinates insofar as Preferreds acquired elements of control, e.g., if the Preferreds became entitled to elect a majority of the Board of Directors if four quarterly dividends were passed. To my knowledge, with the exception of closed-end investment companies registered under the Investment Company Act of 1940, as amended, there are no publicly traded Preferreds which have anywhere near such strong covenants. If dividend tax relief is enacted, smart financiers are likely to try to structure Preferreds where the "dividends" are entitled to an interest deduction at the corporate level but which pay to the security holder a tax exempt dividend. There would be attempts to make these instruments as creditworthy, in form or substance, as a senior loan, or even a secured loan. Perhaps combined tax bills of corporations and their preferred shareholders will be minimized via the issuance of exchangeable securities. Doing these things will, of course, further complicate the Rules and Regulations that are part and parcel of the Internal Revenue Code in that the Internal Revenue Service might have to do something about Senior Loans, masquerading in effect, as Preferred Stocks strictly for tax-shelter purposes.

It seems possible that an attractive business might develop for financial insurers willing to enhance the creditworthiness of Preferred Stocks. If so, the premium charged by the insurers ought to be a lot higher than when insurers credit enhance Senior Loans because the losses seem likely to be manifestly larger in the case of Preferred Stocks. If such a market ever develops, four companies whose equities Third Avenue owns--Ambac, American Capital Access, MBIA, and Radian--ought to benefit.

If a company is viewed as a stand-alone, issuing add-on issues of common stock on which no cash dividend is paid, either in public offerings or mergers, has, for the company, a zero cost of capital. There is, of course, a cost of capital in this instance but the cost belongs to the shareholders, not the company. In that case, shareholders have to either put up new money or see their percentage ownership reduced. Where the company is committed to paying a common stock dividend, the cost of capital for the company when add-on shares are issued is the present value of the future dividend requirements. It is nonsensical to say that making dividends tax-free will reduce the cost of capital for a company. For that minority of companies who finance the way electric utility companies used to finance, there very well could be a reduction in the net cost of equity capital for the company. However, this seems unlikely to hold true for the vast majority of companies.

Individual companies, no doubt, will continue to follow disparate policies in the future just as they have in the past. For example, IBM seems to have been very successful during most of the 1990's in following the policy of borrowing heavily, i.e., incurring deficits, and using the proceeds to buy-in its own common stock.

If enacted, the dividend tax relief proposal probably will be quite helpful for Third Avenue over the long term. Companies with dividend-paying ability might be worth a premium. First and foremost, companies with dividend paying ability are those with strong financial positions, i.e., cash on the asset side and enjoying substantial "surplus-surplus" (a relative absence of liabilities) on the obligation side. These are the types of common stocks in which the Fund invests. Further, the largest potential beneficiaries from dividend tax relief might be those who own common stocks

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selling at a discount  from,  or a small  premium  over,  the amount of tax paid earnings retained after year 2000. It seems as if a major portion of book value for most companies consists of tax paid retained earnings. The TAVF portfolio is currently priced at around 1 times book value while the Standard & Poor's Industrial Index is priced at around 4.6 times book value. The Fund may not realize on this proximity to book value advantage for several years. Third Avenue, however, remains with the advantage that its portfolio companies' strong financial positions result in businesses with much above average dividend paying ability.

Regardless of whether or not dividend tax relief is enacted, I remain convinced that the TAVF portfolio is an attractive one.

It is a pleasure to inform you that Curtis Jensen has now joined me as Co-Chief Investment Officer of Third Avenue Management LLC, the Fund's investment adviser. The promotion of Curtis is well-deserved.

I look forward to writing you again when the Semi-Annual Report for the period to end April 30, 2003 is issued.

Sincerely yours,


/s/ Martin J. Whitman

Martin J. Whitman
Chairman of the Board

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                             PRINCIPAL                                                                                       % OF
                             AMOUNT ($)    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BANK DEBT - 1.46%
Cable                        22,500,000    Century Cable Bank Debt (c) (e)                                 $   16,425,000    0.76%
                                                                                                           --------------
Insurance Services            6,190,523    Safelite Glass Term A Note (c)                                       5,942,902
Companies                     9,247,678    Safelite Glass Term B Note (c)                                       8,877,771
                                                                                                           --------------
                                                                                                               14,820,673    0.69%
                                                                                                           --------------
Oil Services                    333,510    Cimarron Petroleum Corp. (c) (e)                                       352,735    0.01%
                                                                                                           --------------
                                           TOTAL BANK DEBT
                                           (Cost $29,240,816)                                                  31,598,408
                                                                                                           --------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS - 12.77%
Aerospace/Defense            28,307,000    Kellstrom Industries, Inc. 5.75%, due 10/15/02 (a)*                  1,556,885
                             45,384,000    Kellstrom Industries, Inc. 5.50%, due 06/15/03 (a)*                  2,496,120
                                                                                                           --------------
                                                                                                                4,053,005    0.19%
                                                                                                           --------------

Building & Construction      78,559,000    USG Corp. 9.25%, due 09/15/01 (a)*                                  66,382,355
                             85,535,000    USG Corp. 8.50%, due 08/01/05 (a)*                                  72,277,075
                                                                                                           --------------
                                                                                                              138,659,430    6.42%
                                                                                                           --------------

Consumer Products            62,300,000    Home Products International, Inc. 9.625%, due 05/15/08              55,447,000    2.57%
                                                                                                           --------------
Energy & Utilities            5,540,000    Aquila (Utilicorp United) 7.00%, due 07/15/04 (b)                    4,296,453
Natural Gas                     500,000    Aquila (Utilicorp United) 8.20%, due 01/15/07                          363,191
                              3,650,000    Illinois Power, Inc. 6.00%, due 09/15/03                             3,567,875
                                                                                                           --------------
                                                                                                                8,227,519    0.38%
                                                                                                           --------------
Finance                       6,000,000    CIT Group, Inc., 5.625%, due 10/15/03                                6,129,744
                              7,500,000    CIT Group, Inc., 5.625%, due 05/17/04 (b)                            7,742,348
                             20,000,000    CIT Group, Inc., 7.125%, due 10/15/04                               21,158,080
                                375,000    CIT Group, Inc., 6.625%, due 06/15/05                                  396,597
                                                                                                           --------------
                                                                                                               35,426,769    1.64%
                                                                                                           --------------
Hard Goods Retail            18,648,000    Hechinger Co. 6.95%, due 10/15/03 (a)*                                 466,200
                             14,752,000    Hechinger Co. 9.45%, due 11/15/12 (a)*                                 368,800
                                                                                                           --------------
                                                                                                                  835,000    0.04%
                                                                                                           --------------

--------------------------------------------------------------------------------
                                       9
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                             PRINCIPAL                                                                                       % OF
                             AMOUNT ($)    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS (CONTINUED)
Healthcare                    1,046,232    Genesis Health Ventures Floating Rate 6.86%, due 04/02/07       $      983,458    0.05%
                                                                                                           --------------
Medical Biotechnology         1,031,236    Comprehensive Neuroscience Senior Notes 5.75%,
                                           due 02/07/06 (c)                                                        77,652    0.00%
                                                                                                           --------------

Metals - Diversified          6,500,000    Haynes International, Inc. 11.625%, due 09/01/04                     3,550,625    0.17%
                                                                                                           --------------
Retail                          370,000    Kmart Corp. 7.72%, due 06/25/02 (a)*                                    53,650
                                235,000    Kmart Corp. 7.76%, due 07/02/02 (a)*                                    34,075
                                495,000    Kmart Corp. 7.77%, due 07/02/02 (a)*                                    71,775
                                180,000    Kmart Corp. 7.72%, due 07/08/02 (a)*                                    26,100
                                200,000    Kmart Corp. 7.50%, due 07/16/02 (a)*                                    29,000
                                446,000    Kmart Corp. 7.33%, due 07/31/02 (a)*                                    64,670
                                250,000    Kmart Corp. 7.47%, due 07/31/02 (a)*                                    36,250
                                 75,000    Kmart Corp. 8.18%, due 11/24/03 (a)*                                    10,875
                                539,000    Kmart Corp. 8.19%, due 11/24/03 (a)*                                    78,155
                              1,481,000    Kmart Corp. 8.20%, due 11/24/03 (a)*                                   214,745
                              1,250,000    Kmart Corp. 8.13%, due 12/16/03 (a)*                                   181,250
                                269,000    Kmart Corp. 7.55%, due 07/27/04 (a)*                                    39,005
                              1,500,000    Kmart Corp. 8.375%, due 12/01/04 (a) (b)*                              262,500
                              3,675,000    Kmart Corp. 12.50%, due 03/01/05 (a) (b)*                              643,125
                             43,725,000    Kmart Corp. 9.375%, due 02/01/06 (a) (b)*                            7,870,500
                              2,385,000    Kmart Corp. 8.28%, due 11/15/06 (a)*                                   345,825
                                549,000    Kmart Corp. 8.25%, due 11/20/06 (a)*                                    79,605
                                 81,000    Kmart Corp. 8.26%, due 11/20/06 (a)*                                    11,745
                              1,050,000    Kmart Corp. 8.125%, due 12/01/06 (a)*                                  183,750
                             17,500,000    Kmart Corp. 9.875%, due 06/15/08 (a) (b)*                            3,062,500
                              3,431,000    Kmart Corp. 8.85%, due 12/15/11 (a)*                                   497,495
                                441,000    Kmart Corp. 7.75%, due 10/01/12 (a) (b)*                                77,175
                                451,000    Kmart Corp. 8.92%, due 11/01/13 (a)*                                    65,395
                              1,000,000    Kmart Corp. 8.93%, due 11/29/16 (a)*                                   145,000
                              1,251,000    Kmart Corp. 8.96%, due 12/10/19 (a)*                                   181,395
                              2,213,000    Kmart Corp. 8.25%, due 01/01/22 (a) (b)*                               387,275
                              1,943,000    Kmart Corp. 8.375%, due 07/01/22 (a) (b)*                              340,025

--------------------------------------------------------------------------------
                                       10
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                             PRINCIPAL                                                                                       % OF
                             AMOUNT ($)    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS (CONTINUED)
Retail (continued)           11,875,000    Kmart Corp. 7.95%, due 02/01/23 (a) (b)*                        $    2,078,125
                             79,251,449    Kmart Trade Claims (c)                                               7,925,145
                                                                                                           --------------
                                                                                                               24,996,130    1.16%
                                                                                                           --------------
Telecommunications            3,000,000    Qwest Corp. 7.625%, due 06/09/03                                     3,007,500
                                300,000    Qwest Corp. (U.S. West Communications) 7.625%, due 06/09/03            300,750
                                                                                                           --------------
                                                                                                                3,308,250    0.15%
                                                                                                           --------------
                                           TOTAL CORPORATE DEBT INSTRUMENTS
                                           (Cost $323,011,743)                                                275,564,838
                                                                                                           --------------
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.09%
U.S. Treasury Notes          45,000,000    U.S. Treasury Note 1.75%, due 12/31/04 (b) (f)                      45,073,845    2.09%
                                                                                                           --------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                                           (Cost $44,975,948)                                                  45,073,845
                                                                                                           --------------
                              SHARES
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.99%
Bermuda Based                 6,045,667    CGA Group, Ltd., Series C (a) (c) (d)                                       --    0.00%
Financial Institutions                                                                                     --------------

Financial Insurance                 259    American Capital Access Holdings, Convertible (a) (c) (d)           14,734,756
                                    103    American Capital Access Holdings, Senior Convertible (a) (c) (d)     5,888,998
                                                                                                           --------------
                                                                                                               20,623,754    0.96%
                                                                                                           --------------
Healthcare                        3,451    Genesis Health Ventures, Inc., 6.00% (c)                               267,453    0.01%
                                                                                                           --------------
Insurance & Reinsurance           4,775    Ecclesiastical Insurance, 8.625%                                         7,888
                                366,568    RS Holding Convertible Class A (c)                                     366,568
                                                                                                           --------------
                                                                                                                  374,456    0.02%
                                           TOTAL PREFERRED STOCK
                                           (Cost $28,201,364)                                                  21,265,663
                                                                                                           --------------
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 77.36%
Annuities & Mutual Fund          10,000    Atalanta/Sosnoff Capital Corp.                                         119,500
Management & Sales               65,000    BKF Capital Group, Inc. (a)                                          1,186,250
                                967,732    Legg Mason, Inc.                                                    48,425,309

--------------------------------------------------------------------------------
                                       11
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                             THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Annuities & Mutual Fund         489,900    The John Nuveen Co. Class A                                     $   11,439,165
Management & Sales              139,212    Westwood Holdings Group, Inc. (a) (b)                                1,845,951
(continued)                                                                                                --------------
                                                                                                               63,016,175    2.92%
                                                                                                           --------------
Apparel Manufacturers           150,000    Kleinerts, Inc. (a) (c)                                              1,200,000    0.06%
                                                                                                           --------------
Assisted Living Facilities    1,567,118    CareMatrix Corp. (a) (c)                                             5,751,323    0.27%
                                                                                                           --------------
Bermuda Based                   432,300    Arch Capital Group, Ltd. (a)                                        13,193,796
Financial Institutions          118,449    ESG Re, Ltd. (a)                                                        75,807
                                 15,675    ESG Re, Ltd. Warrants (a)                                                    1
                                127,500    Olympus RE Holdings, Ltd. (a) (c)                                   15,052,650
                                295,217    Trenwick Group, Ltd.                                                   159,417
                                                                                                           --------------
                                                                                                               28,481,671    1.32%
                                                                                                           --------------
Computerized Securities       1,715,256    Instinet Group, Inc. (a) (b)                                         6,020,549
Trading                         132,800    Investment Technology Group, Inc. (a)                                2,258,928
                                                                                                           --------------
                                                                                                                8,279,477    0.38%
                                                                                                           --------------
Computers, Networks             100,000    3Com Corp. (a)                                                         423,000
& Software                      500,000    Sun Microsystems, Inc. (a)                                           1,545,000
                                                                                                           --------------
                                                                                                                1,968,000    0.09%
                                                                                                           --------------
Depository Institutions         106,000    Astoria Financial Corp.                                              2,750,700
                                835,000    BankAtlantic Bancorp, Inc. Class A                                   7,640,250
                                 69,566    Banknorth Group, Inc.                                                1,577,757
                                529,600    Brookline Bancorp, Inc.                                              6,688,318
                                218,500    Carver Bancorp, Inc. (d)                                             2,700,660
                                250,787    Citigroup, Inc. Litigation Tracking Warrants                           245,771
                                 61,543    Commercial Federal Corp.                                             1,437,029
                                 40,000    EverTrust Financial Group, Inc.                                        920,000
                                 41,100    Tompkins Trustco, Inc.                                               1,800,180
                                390,800    Woronoco Bancorp, Inc. (d)                                           8,617,140
                                                                                                           --------------
                                                                                                               34,377,805    1.59%
                                                                                                           --------------

--------------------------------------------------------------------------------
                                       12
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Discount Priced               2,344,100    Brascan Corp. - Class A                                         $   46,366,298
Holding Companies                83,370    Capital Southwest Corp.                                              4,164,332
                              4,600,000    Hutchison Whampoa, Ltd. - (Hong Kong)                               28,898,029
                              5,875,000    Investor AB Class A - (Sweden)                                      33,083,412
                              8,766,000    Toyota Industries Corp. (Japan)                                    127,828,354
                                                                                                           --------------
                                                                                                              240,340,425   11.14%
                                                                                                           --------------
Electronics Components        2,496,500    American Power Conversion Corp. (a)                                 38,845,540
                              6,380,700    AVX Corp.                                                           56,150,160
                              2,055,400    Electro Scientific Industries, Inc. (a) (b) (d)                     37,141,078
                                493,681    IXYS Corp. (a) (b)                                                   2,882,603
                              4,458,200    KEMET Corp. (a) (d)                                                 33,882,320
                                                                                                           --------------
                                                                                                              168,901,701    7.83%
                                                                                                           --------------
Financial Insurance             300,000    Ambac Financial Group, Inc.                                         16,071,000
                                118,812    American Capital Access Holdings (a) (c) (d)                         6,354,056
                              1,777,409    MBIA, Inc.                                                          72,838,221
                                                                                                           --------------
                                                                                                               95,263,277    4.41%
                                                                                                           --------------
Financial Services              250,000    CIT Group, Inc. (b)                                                  4,975,000    0.23%
                                                                                                           --------------
Food Manufacturers              495,000    J & J Snack Foods Corp. (a) (d)
& Purveyors                                                                                                    13,132,350    0.61%
                                                                                                           --------------

Healthcare                      339,402    Genesis Health Ventures, Inc. (a)                                    5,345,581    0.25%
                                                                                                           --------------
Hotels & Motels                 637,570    Lodgian, Inc. Class A Warrants (a) (c)                                      --
                                127,159    Lodgian, Inc. Class B Warrants (a) (c)                                      --
                                439,629    Lodgian, Inc. (a) (d)                                                1,846,442
                                                                                                           --------------
                                                                                                                1,846,442    0.09%
                                                                                                           --------------
Industrial & Agricultural       594,300    Alamo Group, Inc. (d)                                                7,101,885
Equipment                       299,300    Lindsay Manufacturing Co. (b)                                        6,138,643
                                360,100    Mestek, Inc. (a)                                                     6,301,750
                                480,500    Standex International Corp.                                         10,407,630
                                                                                                           --------------
                                                                                                               29,949,908    1.39%
                                                                                                           --------------

--------------------------------------------------------------------------------
                                       13
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Insurance & Reinsurance          87,035    ACE Ltd.                                                        $    2,563,181
                                200,678    ACMAT Corp. Class A (a) (d)                                          1,814,129
                                480,000    Montpelier RE Holdings, Ltd. (a) (c)                                11,719,200
                              1,576,580    Radian Group, Inc.                                                  58,175,802
                                 58,300    White Mountains Insurance Group, Inc.                               18,510,250
                                                                                                           --------------
                                                                                                               92,782,562    4.30%
                                                                                                           --------------
Insurance Services              940,130    Safelite Glass Corp. (a) (c)                                         5,640,780
Companies                        63,160    Safelite Realty Corp. (a) (c)                                          378,960
                                                                                                           --------------
                                                                                                                6,019,740    0.28%
                                                                                                           --------------
Life Insurance                  836,000    The MONY Group, Inc.                                                19,261,440
                              2,009,900    The Phoenix Companies, Inc. (b)                                     16,682,170
                                                                                                           --------------
                                                                                                               35,943,610    1.66%
                                                                                                           --------------
Manufactured Housing             89,000    Liberty Homes, Inc. Class A                                            408,510
                                 40,000    Liberty Homes, Inc. Class B (b)                                        214,600
                                                                                                           --------------
                                                                                                                  623,110    0.03%
                                                                                                           --------------
Medical Supplies                251,300    Analogic Corp.                                                      13,258,588
& Services                      342,300    Datascope Corp.                                                      7,807,863
                                181,500    St. Jude Medical, Inc. (a)                                           7,907,955
                                                                                                           --------------
                                                                                                               28,974,406    1.34%
                                                                                                           --------------
Non-Life Insurance-Japan      9,159,100    Aioi Insurance Co., Ltd.                                            17,258,266
                              2,116,200    Millea Holdings, Inc. ADR                                           75,209,748
                             10,857,140    Mitsui Sumitomo Insurance Co., Ltd.                                 51,597,209
                              4,420,560    Sompo Japan Insurance, Inc.                                         23,846,107
                                                                                                           --------------
                                                                                                              167,911,330    7.78%
                                                                                                           --------------
Oil Services                  1,000,000    Nabors Industries, Inc. (a)                                         36,850,000    1.71%
                                                                                                           --------------
Pharmaceutical Services       1,308,740    Innovative Clinical Solutions, Ltd. (a) (d)                             10,470
                                588,600    Kendle International, Inc. (a)                                       4,791,204
                                598,000    PAREXEL International Corp. (a)                                      7,929,480
                                637,500    Pharmaceutical Product Development, Inc. (a)                        19,029,375
                                                                                                           --------------
                                                                                                               31,760,529    1.47%
                                                                                                           --------------

--------------------------------------------------------------------------------
                                       14
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Real Estate                   1,387,200    Alexander & Baldwin, Inc.                                       $   35,997,840
                                166,000    Alico, Inc. (b)                                                      4,100,200
                                959,000    Burnham Pacific Properties, Inc.                                       786,380
                                975,900    Catellus Development Corp. (a)                                      19,293,543
                                 31,000    Consolidated-Tomoka Land Co.                                           611,010
                              1,766,514    Forest City Enterprises, Inc. Class A                               58,559,939
                                 11,250    Forest City Enterprises, Inc. Class B                                  376,875
                                473,489    HomeFed Corp. (a)                                                      677,089
                              1,352,836    Koger Equity, Inc. (d)                                              20,671,334
                                 14,600    LNR Property Corp.                                                     497,568
                                    846    Public Storage, Inc.                                                    26,184
                              3,420,106    Tejon Ranch Co. (a) (b) (d)                                         86,015,666
                              1,147,200    The St. Joe Co.                                                     32,741,088
                              1,000,000    The St. Joe Co. (a) (c)                                             27,826,500
                              2,150,000    Trammell Crow Co. (a) (c) (d)                                       19,390,420
                                                                                                           --------------
                                                                                                              307,571,636   14.25%
                                                                                                           --------------
Retail                        1,794,506    Frank's Nursery & Crafts, Inc. (a) (d)                               2,243,132    0.10%
                                                                                                           --------------
Security Brokers, Dealers       223,600    Jefferies Group, Inc.                                                8,753,940
& Flotation Companies         1,086,250    Raymond James Financial, Inc. (b)                                   27,699,375
                                556,850    SWS Group, Inc. (b)                                                  8,436,277
                                                                                                           --------------
                                                                                                               44,889,592    2.08%
                                                                                                           --------------
Semiconductor                 1,200,000    Applied Materials, Inc. (a)                                         14,364,000
Equipment Manufacturers       1,350,300    Credence Systems Corp. (a) (b)                                      10,572,849
                              2,874,700    Electroglas, Inc. (a) (b) (d)                                        3,535,881
                              3,679,000    FSI International, Inc. (a) (d)                                     10,558,730
                                100,000    KLA-Tencor Corp. (a)                                                 3,264,000
                                208,676    Novellus Systems, Inc. (a) (b)                                       6,145,508
                                300,000    Photronics, Inc. (a) (b)                                             3,307,500
                                500,000    Veeco Instruments, Inc. (a) (b)                                      7,000,000
                                                                                                           --------------
                                                                                                               58,748,468    2.72%
                                                                                                           --------------

--------------------------------------------------------------------------------
                                       15
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Small-Cap Technology              1,499    CareCentric, Inc. (a)                                           $          959
                                247,200    Planar Systems, Inc. (a) (b)                                         3,935,424
                                                                                                           --------------
                                                                                                                3,936,383    0.18%
                                                                                                           --------------
Telecommunications            2,000,000    CIENA Corp. (a)                                                     11,600,000
                              1,250,000    Comverse Technology, Inc. (a)                                       11,900,000
                              2,008,200    Tellabs, Inc. (a)                                                   15,643,878
                                                                                                           --------------
                                                                                                               39,143,878    1.81%
                                                                                                           --------------
Title Insurance               2,000,000    First American Corp.                                                45,540,000
                              1,029,615    Stewart Information Services Corp. (a) (d)                          22,672,122
                                                                                                           --------------
                                                                                                               68,212,122    3.16%
                                                                                                           --------------
Transportation                1,311,571    Danielson Holding Corp. (a)                                          1,508,307
                                 55,032    Florida East Coast Industries, Inc. Class B                          1,259,132
                                                                                                           --------------
                                                                                                                2,767,439    0.13%
                                                                                                           --------------
Utilities & Utility Service     485,000    Allegheny Energy, Inc. (a) (b)                                       4,074,000
Companies                     5,493,500    Aquila, Inc. (b)                                                    10,108,040
                              4,847,600    Quanta Services, Inc. (a) (b) (d)                                   16,918,124
                                400,000    TXU Corp. (b)                                                        7,340,000
                                                                                                           --------------
                                                                                                               38,440,164    1.78%
                                                                                                           --------------
                                           TOTAL COMMON STOCKS AND WARRANTS
                                           (Cost $1,666,102,087)                                            1,669,647,236
                                                                                                           --------------
                             INVESTMENT
                             AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.10%

Bermuda Based                 2,202,000    ESG Partners, LP (a) (c)                                                14,859    0.00%
Financial Institutions                                                                                     --------------

Insurance & Reinsurance       3,264,756    Head Insurance Investors, LP (a) (c)                                   852,383
                              1,615,000    Insurance Partners II Equity Fund, LP (a) (c)                        1,339,379
                                                                                                           --------------
                                                                                                                2,191,762    0.10%
                                                                                                           --------------
                                           TOTAL LIMITED PARTNERSHIPS
                                           (Cost $7,081,756)                                                    2,206,621
                                                                                                           --------------

--------------------------------------------------------------------------------
                                       16
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                            NOTIONAL                                                                                       % OF
                            AMOUNT ($)     ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.04%
Foreign Currency Swap       250,000,000    Bear Stearns Currency Swap,
Contracts                                  Termination Date 04/23/03 (g)                                   $      938,298    0.04%
                                                                                                           --------------

                                           TOTAL OTHER INVESTMENTS
                                           (Cost $0)                                                              938,298
                                                                                                           --------------
                            PRINCIPAL
                            AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.13%

Repurchase Agreements       110,794,853    Bear Stearns 1.88%, due 02/01/03 (h)                               110,794,853    5.13%
                                                                                                           --------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $110,794,853)                                                110,794,853
                                                                                                           --------------
                                           TOTAL INVESTMENT PORTFOLIO - 99.94%
                                           (Cost $2,209,408,567)                                            2,157,089,762
                                                                                                           --------------
                                           CASH & OTHER ASSETS LESS
                                           LIABILITIES - 0.06%                                                  1,253,589
                                                                                                           --------------
                                           NET ASSETS - 100.00%                                            $2,158,343,351
                                           (Applicable to 72,717,297                                       ==============
                                           shares outstanding)

                                           NET ASSET VALUE PER SHARE                                               $29.68
                                                                                                                   ======

----------
NOTES:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Restricted/fair valued securities.
(d) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e)  Interest accrued at a current rate of Prime + 2%.
(f)  Segregated for future Fund commitments.
(g) The Fund is selling 32.6 billion Japanese yen and paying an interest rate of 0.12% in exchange for 250 million U.S. dollars and an interest rate of 2.73%.
(h)  Repurchase agreement collateralized by:
     U.S. Treasury Strips, par value $21,285,000, matures 08/15/13, market value $13,291,418.
     U.S. Treasury Bonds, par value $135,940,000, matures 02/15/20, market value $56,038,546.
     U.S. Treasury Bonds, par value $157,050,000, matures 02/15/27, market value $43,681,887.
*    Issuer in default.
ADR: American Depository Receipt.

--------------------------------------------------------------------------------
                                       17
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                           [THIRD AVENUE FUNDS LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At January 31, 2003, the end of the fiscal first quarter, the unaudited net asset value attributable to the 29,246,825 common shares outstanding of the Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $13.11 per share. This compares with the Fund's audited net asset value of $12.78 per share at October 31, 2002 and an unaudited net asset value at January 31, 2002 of $15.07 per share, both adjusted for a subsequent distribution to shareholders. At February 21, 2003, the unaudited net asset value was $12.95 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established one new position, added to 11 of its 68 existing positions, eliminated two positions and reduced its holdings in four companies. At January 31, 2003, Small-Cap Value held positions in 67 companies, the top 10 positions of which accounted for approximately 27% of the Fund's net assets.


NUMBER OF SHARES
OR UNITS                       NEW POSITION ACQUIRED

122,800 shares                 The Dress Barn, Inc. Common Stock
                               ("Dress Barn Common")

                               INCREASES IN EXISTING POSITIONS

11,500 shares                  Agrium, Inc. Common Stock
                               ("Agrium Common")

47,700 shares                  Alamo Group, Inc. Common Stock
                               ("Alamo Common")

2,500 shares                   Bel Fuse, Inc. Class B Common Stock
                               ("Bel Fuse Common")

3,900 shares                   E-L Financial Corp., Ltd. Common Stock
                               ("ELF Common")

66,200 shares                  Forest City Enterprises Inc. Class A Common Stock
                               ("Forest City Common")

107,600 shares                 KEMET Corp. Common Stock
                               ("KEMET Common")

450,000 units                  SFK Pulp Fund Units
                               ("SFK Units")

--------------------------------------------------------------------------------
                                       18
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                           [THIRD AVENUE FUNDS LOGO]

NUMBER OF SHARES               INCREASES IN EXISTING POSITIONS (CONTINUED)

50,000 shares                  Scientific-Atlanta, Inc. Common Stock
                               ("Scientific-Atlanta Common")

50,000 shares                  Trinity Industries, Inc. Common Stock
                               ("Trinity Common")

70,000 shares                  TriQuint Semiconductor, Inc. Common Stock
                               ("TriQuint Common")

21,600 shares                  Westwood Holdings Group, Inc. Common Stock
                               ("Westwood Common")

                               DECREASES IN EXISTING POSITIONS

154,300 shares                 American Power Conversion Corp. Common Stock
                               ("American Power Common")

346,300 shares                 CIENA Corp. Common Stock
                               ("CIENA Common")

370,100 shares                 Comverse Technology, Inc. Common Stock
                               ("Comverse Common")

100,000 shares                 Credence Systems Corp. Common Stock
                               ("Credence Common")

                               POSITIONS ELIMINATED

38,700 shares                  Energizer Holdings, Inc. Common Stock
                               ("Energizer Common")

40,000 shares                  Kendle International Inc. Common Stock
                               ("Kendle Common")

QUARTERLY ACTIVITY

The Fund initiated a modest position in Dress Barn Common Stock. Founded in 1962, Dress Barn operates a chain of 761 stores offering moderate to better quality women's casual and career apparel. The company is largely controlled by the Jaffe family, which has managed the business since the mid 1960's and owns today more than 25% of the common stock. The retail industry has come under increasing pressures as the general economy remains soft. These industry pressures are confirmed for us, at least anecdotally, by the sight of more and more "dark" retail spaces here in New York. Though Dress Barn has not avoided those pressures, it does stand out on a number of fronts. The company has little funded indebtedness, and with $136 million of cash and equivalents, would appear to have long-term staying power against a backdrop of modest store expansions. The company's historic profitability has translated to attractive double-digit returns on assets. The recent weakness in Dress Barn's stock price enabled the Fund to start its position at a modest premium to GAAP book value, and at the equivalent of approximately 11x trailing, fully-taxed operating earnings.

--------------------------------------------------------------------------------
                                       19
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

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                           [THIRD AVENUE FUNDS LOGO]

During the quarter, the Fund added to a number of existing holdings whose valuations had improved (from a buyer's perspective), and sold from positions whose valuations had improved (from a seller's perspective). The following cases, which note the changes from quarterly highs and lows, exemplify this activity. While the Fund purchased Trinity Common (down 15%) and Kemet Common (down 20%), it sold Comverse Common (up 60%) and Ciena Common (up 60%). The companies to whose common stock positions we added share a number of similarities. In each case, the companies possess strong finances but face difficult industry conditions and have publicly quoted common stock prices that lie well below the values of the underlying businesses. In contrast, the Fund took advantage of rapid price appreciation among some of its technology-related holdings to profitably shrink positions that had become outsized relative to the overall portfolio. The Fund completed its sales of Energizer Common, sales that had begun in the prior quarter, and profitably exited its small position in Kendle Common. Fund management believed that the shares of Energizer were fully valued (i.e., a reasonable business person would not pay a meaningful premium over the price at which the Fund sold, roughly $30 per share) and that Kendle's balance sheet had weakened to the point of placing the company at a significant competitive disadvantage.

A WORD ABOUT RESOURCE CONVERSION

As we have noted in prior shareholder letters, we expect "Resource Conversion" activity among our portfolio companies to create value over time in the underlying businesses. Resource Conversions can happen in a number of different ways. For example, a cash rich company might convert its liquid assets into higher and better uses by purchasing the assets or operations of another company. It might involve a massive share repurchase, extraordinary dividend or a tender offer at a premium to the market. Resource Conversion also happens when businesses that the Fund owns get purchased, thereby monetizing our investment, or when the company divests assets, liquefying its balance sheet.

While last year's volatile credit markets and depressed equity markets conspired to mute Resource Conversions, it has become apparent that at least some of our companies are starting to convert their cash assets into higher and better uses. In what may be the first signs of Spring, at least among the Fund's technology holdings, Resource Conversion activity has been on the rise. Coherent and Bel Fuse, in particular, stand out as companies who have publicly identified interesting assets and who see valuations as offering compelling opportunities to build their businesses. A senior executive at one technology company called this "the best environment" he's ever seen for buying assets. May the Resource Conversions begin in earnest!

I look forward to writing you when we publish our Semi-Annual Report dated April 30, 2003.

Sincerely,

/s/ Curtis R. Jensen

Curtis R. Jensen
Portfolio Manager,
Third Avenue Small-Cap Value Fund

--------------------------------------------------------------------------------
                                       20
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

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                             PRINCIPAL                                                                                       % OF
                             AMOUNT ($)    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 5.31%
Government National          10,000,000    GNMA 2002-19 PA 5.50%, due 03/20/25                             $ 10,182,770
Mortgage Association          6,749,992    GNMA 2002-36 AK 6.00%, due 02/20/26                                6,985,254
                              2,418,356    GNMA 2002-21 SA 15.92%, due 07/16/31                               2,572,617
                                630,618    GNMA 2002-41 QS 9.00%, due 06/20/32                                  633,719
                                                                                                           ------------
                                                                                                             20,374,360      5.31%
                                                                                                           ------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $20,093,582)                                                20,374,360
                                                                                                           ------------
------------------------------------------------------------------------------------------------------------------------------------
BANK DEBT - 0.26%

Technology                    4,942,604    Insilco Technologies Bank Debt (a) (b)                             1,013,234      0.26%
                                                                                                           ------------
                                           TOTAL BANK DEBT
                                           (Cost $1,251,436)                                                  1,013,234
                                                                                                           ------------
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.66%

U.S. Treasury Note           14,000,000    U.S. Treasury Note 1.75%, due 12/31/04                            14,022,974      3.66%
                                                                                                           ------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                                           (Cost $13,989,338)                                                14,022,974
                                                                                                           ------------

                                SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 87.42%

Agricultural Chemicals          620,000    Agrium, Inc. (Canada)                                              6,720,800      1.75%
                                                                                                           ------------
Business Development            685,800    Brascan Corp. Class A                                             13,565,124
& Investment Companies           13,500    Capital Southwest Corp.                                              674,325
                              3,111,000    JZ Equity Partners PLC (United Kingdom)                            4,921,821
                                210,100    Leucadia National Corp.                                            7,351,399
                                                                                                           ------------
                                                                                                             26,512,669      6.92%
                                                                                                           ------------

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                                       21
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Cable Television Equipment      821,200    CommScope, Inc. (a)                                             $  6,955,564
                                405,800    Scientific-Atlanta, Inc.                                           4,504,380
                                                                                                           ------------
                                                                                                             11,459,944      2.99%
                                                                                                           ------------
Computer Software               318,100    Roxio, Inc. (a)                                                    1,466,441      0.38%
                                                                                                           ------------
Consumer Products               194,500    Maxwell Shoe Co., Inc. Class A (a)                                 2,133,665      0.56%
                                                                                                           ------------
Electronics                     678,000    Advanced Power Technology, Inc. (a) (c)                            2,488,260
                                512,600    American Power Conversion Corp. (a)                                7,976,056
                                287,000    Bel Fuse, Inc. Class B                                             5,688,340
                                549,517    IXYS Corp. (a)                                                     3,208,630
                              1,002,500    KEMET Corp. (a)                                                    7,619,000
                              1,151,800    TriQuint Semiconductor, Inc. (a)                                   3,754,868
                                                                                                           ------------
                                                                                                             30,735,154      8.02%
                                                                                                           ------------
Financial Insurance             158,800    MBIA, Inc.                                                         6,507,624      1.70%
                                                                                                           ------------
Forest Products & Paper         255,400    Deltic Timber Corp.                                                6,229,206
                                550,000    SFK Pulp Fund (Canada)                                             3,835,205
                              1,310,500    TimberWest Forest Corp. (Canada)                                  10,224,912
                                                                                                           ------------
                                                                                                             20,289,323      5.29%
                                                                                                           ------------
Industrial Equipment            393,100    Alamo Group, Inc.                                                  4,697,545
                                168,600    Lindsay Manufacturing Co.                                          3,457,986
                                435,100    Trinity Industries, Inc.                                           7,566,389
                                                                                                           ------------
                                                                                                             15,721,920      4.10%
                                                                                                           ------------
Insurance & Reinsurance         295,100    Arch Capital Group, Ltd. (a)                                       9,006,452
                                120,000    Montpelier RE Holdings, Ltd. (a) (b)                               2,929,800
                                 42,500    Olympus RE Holdings, Ltd. (a) (b)                                  5,017,550
                                                                                                           ------------
                                                                                                             16,953,802      4.42%
                                                                                                           ------------
Insurance Holding                71,852    Radian Group, Inc.
Companies                                                                                                     2,651,339      0.69%
                                                                                                           ------------


--------------------------------------------------------------------------------
                                       22
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================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                             VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Insurance - Multi Line           53,300    E-L Financial Corp., Ltd. (Canada)                              $  7,830,047      2.04%
                                                                                                           ------------
Investment Companies            185,670    Westwood Holdings Group, Inc.                                      2,461,984      0.64%
                                                                                                           ------------
Life Insurance                  179,000    FBL Financial Group, Inc. Class A                                  3,506,610
                                340,600    The MONY Group, Inc.                                               7,847,424
                                532,200    The Phoenix Companies, Inc.                                        4,417,260
                                                                                                           ------------
                                                                                                             15,771,294      4.11%
                                                                                                           ------------
Manufactured Housing             75,200    Skyline Corp.                                                      2,011,600      0.53%
                                                                                                           ------------
Media                           120,000    ValueVision Media, Inc. Class A (a)                                1,582,800      0.41%
                                                                                                           ------------
Metal & Metal Products          181,900    Century Aluminum Co.                                               1,171,436      0.31%
                                                                                                           ------------
Natural Resources               187,500    Alexander & Baldwin, Inc.                                          4,865,625
& Real Estate                   187,300    Alico, Inc.                                                        4,626,310
                                139,000    Avatar Holdings, Inc. (a)                                          3,144,180
                                401,500    Forest City Enterprises, Inc. Class A                             13,309,725
                                133,400    Jones Lang LaSalle, Inc. (a)                                       1,844,922
                                268,800    Koger Equity, Inc.                                                 4,107,264
                                351,000    LNR Property Corp.                                                11,962,080
                                100,000    The St. Joe Co. (a) (b)                                            2,782,650
                                 91,000    The St. Joe Co.                                                    2,597,140
                                274,600    Tejon Ranch Co. (a)                                                6,906,190
                                200,000    Trammell Crow Co. (a) (b)                                          1,803,760
                                343,000    Wellsford Real Properties, Inc. (a) (c)                            5,230,750
                                                                                                           ------------
                                                                                                             63,180,596     16.48%
                                                                                                           ------------
Non-Life Insurance - Japan      400,000    Sompo Japan Insurance, Inc.                                        2,157,745      0.56%
                                                                                                           ------------
Oil Services                    238,700    Precision Drilling Corp. (a)                                       8,134,896      2.12%
                                                                                                           ------------
Pharmaceutical Services         394,345    PAREXEL International Corp. (a)                                    5,229,015
                                135,200    Pharmaceutical Product Development, Inc. (a)                       4,035,720
                                                                                                           ------------
                                                                                                              9,264,735      2.42%
                                                                                                           ------------

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                                       23
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Retail                          122,800    The Dress Barn, Inc. (a)                                        $  1,627,100      0.42%
                                                                                                           ------------
Securities Brokers, Dealers   1,979,584    Instinet Group, Inc. (a)                                           6,948,340
& Flotation Companies           386,280    SWS Group, Inc.                                                    5,852,142
                                                                                                           ------------
                                                                                                             12,800,482      3.34%
                                                                                                           ------------
Semiconductor                   288,900    Coherent, Inc. (a)                                                 5,708,664
Equipment Manufacturers       1,058,200    Credence Systems Corp. (a)                                         8,285,706
& Related                       688,000    CyberOptics Corp. (a) (c)                                          3,949,120
                                597,300    Electro Scientific Industries, Inc. (a)                           10,793,211
                                573,400    FSI International, Inc. (a)                                        1,645,658
                                                                                                           ------------
                                                                                                             30,382,359      7.92%
                                                                                                           ------------
Technology                      232,900    Herley Industries, Inc. (a)                                        3,691,465
                                372,600    Park Electrochemical Corp.                                         6,054,750
                                 95,000    Planar Systems, Inc. (a)                                           1,512,400
                                                                                                           ------------
                                                                                                             11,258,615      2.94%
                                                                                                           ------------
Telecommunications              750,000    CIENA Corp. (a)                                                    4,350,000
Equipment                     1,206,370    Comverse Technology, Inc. (a)                                     11,484,642
                              1,219,500    Sycamore Networks, Inc. (a)                                        3,768,255
                                306,300    Tellabs, Inc. (a)                                                  2,386,077
                                                                                                           ------------
                                                                                                             21,988,974      5.74%
                                                                                                           ------------
Title Insurance                 105,000    First American Corp.                                               2,390,850      0.62%
                                                                                                           ------------
                                           TOTAL COMMON STOCKS
                                           (Cost $362,824,351)                                              335,168,194
                                                                                                           ------------

--------------------------------------------------------------------------------
                                       24
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                             PRINCIPAL                                                                                       % OF
                             AMOUNT ($)    ISSUES                                                              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 3.85%

Repurchase Agreements        14,755,571    Bear Stearns 1.88%, due 02/01/03 (d)                            $ 14,755,571      3.85%
                                                                                                           ------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $14,755,571)                                                14,755,571
                                                                                                           ------------
                                           TOTAL INVESTMENT PORTFOLIO - 100.50%
                                           (Cost $412,914,278)                                              385,334,333
                                                                                                           ------------
                                           LIABILITIES IN EXCESS OF
                                           CASH & OTHER ASSETS - (0.50%)                                     (1,921,593)
                                                                                                           ------------
                                           NET ASSETS - 100.00%                                            $383,412,740
                                           (Applicable to 29,246,825                                       ------------
                                           shares outstanding)

                                           NET ASSET VALUE PER SHARE                                             $13.11
                                                                                                                 ======

----------
Notes:
(a)  Non-income producing securities.
(b)  Restricted / fair valued securities.
(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d) Repurchase agreement collateralized by: U.S. Treasury Notes, par value $4,660,000, matures 02/15/03, market value $4,667,270. U.S. Treasury Bonds, par value $6,030,000, matures 02/15/15, market value $9,937,199.

--------------------------------------------------------------------------------
                                       25
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

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At January 31, 2003, the end of the first fiscal quarter of 2003, the unaudited net asset value attributable to the 21,904,876 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $15.72 per share. This compares with an audited net asset value of $15.25 per share at October 31, 2002, and an unaudited net asset value of $15.61 per share at January 31, 2002, both as adjusted for a subsequent distribution to shareholders. At February 21, 2003, the net asset value was $15.66 per share.

QUARTERLY ACTIVITY

During the first quarter of fiscal 2003, the Fund's outstanding shares increased to 21.9 million shares from 21.1 million shares--an increase of 3.8%; net assets increased from $332.0 million to $344.4 million--an increase of 3.7%; and net asset value per share increased to $15.72 from $15.25 (as adjusted for a subsequent distribution to shareholders of $0.481 per share)--an increase of 3.1%. Cash and short-term investments at quarter-end totaled 7.6% of net assets, compared to 9.4% at the end of the last fiscal quarter. At January 31, 2003, the Fund's top ten positions accounted for approximately 58% of the Fund's net assets. The following summarizes the Fund's investment activity during the quarter.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES            NEW POSITIONS ACQUIRED

$2,500,000                  Frank's Nursery & Crafts, Inc., 10.15%
                            First Mortgage Revolving Credit Loan due 5/21/05
                            ("Frank's Revolver")

217,392 warrants            Frank's Nursery & Crafts, Inc. Common Stock Warrants
                            ("Frank's Warrants")

250,000 shares              British Land Company PLC Common Stock
                            ("British Land Common")

273,040 shares              Brookfield Homes Corp. Common Stock
                            ("Brookfield Homes Common")

31,000 shares               Lodgian, Inc. Common Stock
                            ("Lodgian Common")

44,958 warrants             Lodgian, Inc. Class A Warrants
                            ("Lodgian A Warrants")

8,966 warrants              Lodgian, Inc. Class B Warrants
                            ("Lodgian B Warrants")

--------------------------------------------------------------------------------
                                       26
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

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                           [THIRD AVENUE FUNDS LOGO]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES            INCREASES IN EXISTING POSITIONS
$3,000,000                  Champion Enterprises, Inc.,
                            7.625% Senior Subordinated Notes, due 5/15/09
                            ("Champion Notes")

50,000 shares               Anthracite Capital, Inc.
                            10% Series B Convertible Preferred Stock
                            ("Anthracite Preferred")

6,100 shares                Avatar Holdings, Inc. Common Stock
                            ("Avatar Common")

11,500 shares               Brookfield Properties Corp. Common Stock
                            ("Brookfield Common")

64,100 shares               Capital Trust, Inc. Class A Common Stock
                            ("Capital Trust Common")

200,400 shares              Clayton Homes, Inc. Common Stock
                            ("Clayton Common")

50,000 shares               Forest City Enterprises, Inc. Class A Common Stock
                            ("Forest City Common")

22,300 shares               LNR Property Corp. Common Stock
                            ("LNR Common")

111,600 shares              Modtech Holdings, Inc. Common Stock
                            ("Modtech Common")

13,800 shares               PS Business Parks, Inc. Common Stock
                            ("PSB Common")

13,000 shares               Public Storage, Inc. Common Stock
                            ("Public Storage Common")

24,100 shares               Vornado Realty Trust Common Stock
                            ("Vornado Common")

--------------------------------------------------------------------------------
                                       27
================================================================================

================================================================================
                           [THIRD AVENUE FUNDS LOGO]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES            REDUCTIONS IN EXISTING POSITIONS

$172,078                    Federal National Mortgage Association
                            REMIC Trust 2002-31
                            Class SB Inverse Floater
                            ("Fannie Mae Inverse Floaters")

$1,135,970                  Government National Mortgage Association
                            REMIC Trust 2002-21
                            Class SA Inverse Floater
                            ("Ginnie Mae Inverse Floaters")

                            POSITIONS ELIMINATED

$658,776                    Federal Home Loan Mortgage Corp.
                            REMIC Trust 2410
                            Class SK Inverse Floater
                            ("Freddie Mac Inverse Floaters")

$1,222,866                  Federal National Mortgage Association
                            REMIC Trust 1999-48
                            Class SB Inverse Floater
                            ("Fannie Mae Inverse Floaters")

$6,250,000                  Lodgian, Inc. 7%, Convertible Subordinated
                            Debentures, due 6/30/10
                            ("Lodgian Subordinates")

$500,000                    USG Corp., 9.25% Senior Notes due 9/15/01
                            ("USG Senior Notes")

$725,000                    USG Corp. (Oregon State Solid Waste
                            Disposal Facilities) 6.40%
                            Revenue Bonds, due 12/1/29
                            ("Oregon Bonds")

DISCUSSION OF QUARTERLY ACTIVITY

Pursuant to the Loan Participation Agreement with Kimco Realty Corp. (an unaffiliated real estate investment trust), the Fund funded its 25% share of the $10 million Frank's Revolver. The Frank's Revolver and the $20 million term loan (in which the Fund also has a 25% participation interest) are secured by mortgages on Frank's retail stores. The loans bear interest at 10.15% and mature in May 2005. Upon funding the term loan in May 2002, the Fund received 1,467,391 Frank's Warrants. The Frank's Warrants give the Fund the right to purchase an equivalent number of Frank's Common at $1.15 per share. Upon the first funding of the Frank's Revolver in November 2002, the Fund received an additional 217,392 Frank's Warrants. The Frank's Warrants are not publicly traded, and are being valued based upon a Black-Scholes standard option valuation model.

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                                       28
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                           [THIRD AVENUE FUNDS LOGO]

British Land Company is one of the largest commercial property owners in the United Kingdom, with approximately $15 billion in total assets. The company owns a portfolio of high-quality properties consisting primarily of Central London office buildings and out-of-town retail centers. All of British Land's properties are located in the United Kingdom. Office properties make up approximately 48% of the portfolio, 95% of which are located in Central London. Retail properties make up approximately 45% of the portfolio, 80% of which are located out of town. British Land's strategy is to own prime properties in the office and retail sectors and to create long-term investments with strong tenants and long lease terms with built-in upside. British Land's portfolio is 98% occupied with an average lease term of over 15 years. The company is conservatively financed--primarily with long-term, fixed rate, non-recourse debt. British Land Common is trading at a 50% discount to net asset value. Net asset value is determined every six months by an independent appraisal firm. Since long-term leases and predictable cash flow characterize British Land's properties, valuations are commonly based upon initial yields (i.e., the required first-year return on acquisition cost). The most recent appraisals indicate that initial yields of 6% to 6.5% are appropriate for British Land's high-quality portfolio. While those yields seem somewhat lower than what comparable properties may command in the United States (recent sales of high profile office buildings in Manhattan indicate yields of 7% to 7.5%), buying British Land Common at a 50% discount to appraised value is equivalent to buying its properties at initial yields of 12% to 13%. Why so cheap? Near-term, London's office market fundamentals are pretty poor and according to the Wall Street analysts (or, at least London's equivalent), there are no near-term catalysts that will help move the stock price up. British Land seems to fit our criteria for safe and cheap. There's just no way of telling when the stock price will reflect its true value. As usual, however, we are prepared to wait for long-term capital appreciation.

Brookfield  Properties  completed  the  spin-off of its  homebuilding  division,
Brookfield Homes. The spin-off simplifies Brookfield Properties' capital structure and strengthens its position as a pure-play on high-quality office buildings in major metropolitan areas. Brookfield Homes is a residential homebuilder with operations in Northern California, Southern California and Northern Virginia. The Fund received one share of Brookfield Homes Common for every five shares of Brookfield Common it owned. Brookfield Homes Common was distributed at book value and has shareholders' equity of approximately $322 million. The homebuilding industry is still experiencing consolidation, and Brookfield Homes appears to be a good acquisition candidate sometime in the future.

Lodgian, Inc. completed its reorganization and emerged from Chapter 11 bankruptcy in November 2002. In exchange for its Lodgian Subordinates, the Fund received new Lodgian Common, Lodgian A Warrants and Lodgian B Warrants. The Fund's original investment in Lodgian Subordinates did not turn out very well. In fact, it has been the worst investment the Fund made since its inception. The original investment thesis in early 2001 was based upon my estimate that the value of Lodgian's hotels exceeded all of its debts--including the Lodgian Subordinates, which were subordinated to mortgage debt as well as senior unsecured notes. The hotel industry in general, and Lodgian's properties in particular, were dramatically impacted by the September 11, 2001 terrorist attacks. Lodgian filed Chapter 11 bankruptcy in December 2001. Since the Fund, along with the Third Avenue Value Fund, held more than 50% of the outstanding Lodgian Subordinates, Fund management was appointed by the U.S. Trustee to serve on the Official Creditors' Committee of Lodgian. The dramatic decline in hotel room rates and occupancy levels translated into similar declines in hotel values. The decline was significant enough to effectively wipe out any value to the Lodgian

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                           [THIRD AVENUE FUNDS LOGO]

Subordinates and common shareholders. The ultimate recovery to the senior unsecured noteholders (based on the reorganization value) was less than their total claim amount. Based on the Absolute Priority Rule in Bankruptcy, Lodgian Subordinates would have been entitled to no recovery. However, in order to expedite Lodgian's emergence from Chapter 11, we were able to negotiate a reorganization plan, which gave the holders of Lodgian Subordinates 12.4% of the new Lodgian Common plus out-of-the-money warrants to acquire up to 25% of Lodgian Common. Lodgian's plan of reorganization did not include a new capital infusion, therefore the company has emerged from Chapter 11 with a highly leveraged portfolio. Lodgian Common is not a safe and cheap investment--it is speculative at best.

The Fund received substantial principal payments on its Inverse Floaters as prepayments on mortgages accelerated due to continued low mortgage rates. Two of the Inverse Floaters were paid off during the quarter, resulting in excellent annualized investment returns of 33.5% and 18.2%. The two remaining Inverse Floaters are currently yielding 18.6% and 16.0%. In a perfect world (as it relates to the Fund's Inverse Floaters), short-term rates would remain low and long-term rates would go up--ensuring a high coupon for a long period of time with minimal prepayments. Both short-term and long-term rates have remained at historical lows and we continue to receive significant prepayments. Since none of the Fund's Inverse Floaters were purchased at a premium, prepayments do not negatively impact our yield.

In addition to the investment activity noted above, the Fund continued to add to existing holdings by making opportunistic purchases. Two of the Fund's small bond positions, USG Senior Notes and Oregon Bonds, were eliminated for liquidity purposes.

UNDERSTANDING AND GUARDING AGAINST "RISK"

The Fund is subject to certain risks inherent in investing in and constructing a portfolio of equity and debt securities (i.e., portfolio risks). Fund management is responsible for understanding all of the portfolio risks and, if possible, guarding against them. The Fund is also subject to unique risks that are related to real estate and companies that own real estate (i.e., real estate risks). While Fund management must understand these real estate risks, it is, in most instances, not in a position to guard against them. That task falls upon the management of the companies in whose securities the Fund invests.

To quote a famous investor and college professor: "In the parlance of EMH (efficient market hypothesis) and Wall Street in general, risk refers strictly to market risk, which appears to mean strictly price fluctuations in the OPMI (Outside Passive Minority Investor) markets. In value investing, however, the word risk is never used unless it is preceded by an adjective, which means there are all sorts of risks, not merely market risk."1


================================================================================
1. Martin J. Whitman, Value Investing - A BALANCED APPROACH, (John Wiley & Sons, Inc., 1999)


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                           [THIRD AVENUE FUNDS LOGO]

Portfolio risks include, but are not necessarily limited to:

   o  MARKET RISK: The risk that the price of a security will fluctuate.

   o INVESTMENT RISK: The prospect that the underlying business (and therefore the securities issued by it) will suffer a permanent impairment of value.

   o INTEREST RATE RISK: The prospect that increases in interest rates will cause a decline in the value of a debt instrument.

   o CONCENTRATION RISK: The prospect that the portfolio will be too heavily invested in one or more securities (or industries, or geographic locations) that may be similarly affected by economic conditions or events.

   o CREDIT RISK: The prospect that issuers of debt securities will default on obligations to make principal or interest payments.

In constructing the Fund's portfolio, we tend to ignore market risk. As investors seeking long-term capital appreciation, we are not very concerned about near-term price fluctuations. In fact, the prospect that the price of a security will temporarily decline often works to our benefit. Since we buy a security when we think the price represents a significant discount to its true value (i.e., the price is "good enough"), if it subsequently gets cheaper, we can take advantage of the near-term price fluctuation and buy more. By purchasing securities that are safe (issued by financially sound companies) and cheap, we try to mitigate investment risk. The cheaper the price we pay for a security, the less investment risk we take. When the Fund invests in debt securities, we generally are not concerned with interest rate risk, especially if we intend to hold the security to maturity or we are buying a distressed bond where the market price bears little or no relationship to the stated coupon. Credit risk is similar to investment risk in that a money default could result in (or be the result of) a permanent impairment of value. The Fund has a fairly concentrated portfolio (as previously noted, approximately 58% of the Fund's assets are invested in its ten largest holdings). We gain comfort with our concentrated positions based on our belief that compared to the general market, we have superior knowledge about the companies in whose securities we invest. "It is appropriate to diversify when you are investing under conditions where you lack control, knowledge of the fundamentals of the business in which a commitment is being made, and price consciousness. Diversification, in other words, is a surrogate--usually a poor one--for control, knowledge and price sensitivity."2 Since the Fund is normally an OPMI, it is not in a control position. However, as fundamental, bottom-up analysts, as it relates to the companies represented in our portfolio, we are very comfortable that we understand the business fundamentals better than the general market.

The portfolio risks discussed above are inherent in all portfolios--not just those comprised of investments in real estate companies. Companies involved in the development, ownership and management of real property are subject to certain risks incidental to their business. These risks include, but are certainly not limited to, the cyclical nature of real estate markets; changes in general economic and business conditions, including interest rate levels and availability of financing; applicable federal, state and local regulations; changes in operating expenses including taxes and insurance; changes in market rental rates; competition for tenants; tenant bankruptcies; environment liabilities; ability to obtain development approvals and permits (entitlements) from local governments; ability to obtain state and federal approvals


================================================================================
2. Ibid


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                                       31
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                           [THIRD AVENUE FUNDS LOGO]

(which may be discretionary) in matters concerning environmental issues such as sensitive habitats, endangered species, etc.; and cost overruns on development projects.

The real estate risks noted above all have one thing in common: failure to appropriately plan for or guard against them usually results in negative consequences. The only way Fund management can guard against these real estate risks is to make a proper assessment of management and its ability to apply its knowledge, expertise and the company's capital effectively. So far, I am pleased to report that, while our track record is by no means perfect, we seem to have done a fairly good job in this regard. The Fund has invested in the common stocks of companies that seem to have some of the most talented and dedicated real estate professionals in the business.

I look forward to writing to you again when we publish our Semi-Annual Report for the period ending April 30, 2003.

Sincerely,

/s/ Michael H. Winer

Michael H. Winer
Portfolio Manager,
Third Avenue Real Estate Value Fund


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                                       32
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

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                              PRINCIPAL                                                                                      % OF
                              AMOUNT ($)   ISSUES                                                            VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 2.32%
Diversified Financial         1,504,000    Imperial Credit Industries, Inc. 9.75%, due 01/15/04 (a) *    $     22,560
Services                        464,000    Imperial Credit Industries, Inc. 12.00%, due 06/30/05 (a) *          6,960
                                                                                                         ------------
                                                                                                               29,520       0.01%
                                                                                                         ------------
Manufactured Housing          5,000,000    Champion Enterprises, Inc. 7.625%, due 05/15/09                  2,775,000       0.80%
                                                                                                         ------------
Real Estate Investment        4,060,000    EOP Operating LP 6.50%, due 01/15/04                             4,195,438       1.22%
Trusts                                                                                                   ------------

Real Estate Operating         1,000,000    LNR Property Corp. 9.375%, due 03/15/08                          1,000,000       0.29%
Companies                                                                                                ------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $8,029,553)                                                7,999,958
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 1.70%
Federal National              4,045,000    FNR 2002-31 SB 18.59% Inverse Floater, due 05/25/32              4,250,115       1.23%
                                                                                                         ------------
Mortgage Association
Government National           1,511,473    GNMA 02-21 SA 15.92% Inverse Floater, due 07/16/31               1,607,885       0.47%
                                                                                                         ------------
Mortgage Association
                                           TOTAL MORTGAGE BACKED SECURITIES
                                           (Cost $5,543,630)                                                5,858,000
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE LOANS - 2.18%
Term Loan                     5,000,000    Frank's Nursery & Crafts, Inc. 10.15%, due 05/21/05 (b)          5,000,000       1.45%
                                                                                                         ------------
Revolving Credit Loan         2,500,000    Frank's Nursery & Crafts, Inc. 10.15%, due 05/21/05 (b)          2,500,000       0.73%
                                                                                                         ------------
                                           TOTAL MORTGAGE LOANS
                                           (Cost $7,500,000)                                                7,500,000
                                                                                                         ------------
                        SHARES
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.79%
Real Estate Investment          133,332    Anthracite Capital, Inc. 10% Series B (c)                        2,699,973       0.79%
Trusts                                                                                                   ------------
                                           TOTAL PREFERRED STOCK
                                           (Cost $2,574,141)                                                2,699,973
                                                                                                         ------------

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                                       33
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                           VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 85.45%
Assisted Living Facilities       25,571    CareMatrix Corp. (a) (b)                                      $     93,846       0.03%
                                                                                                         ------------
Diversified Financial           304,000    Capital Trust, Inc. Class A (a)                                  1,419,680
Services                         22,223    Imperial Credit Industries, Inc. Warrants (a)                           --
                                                                                                         ------------
                                                                                                            1,419,680       0.41%
                                                                                                         ------------
Homebuilders                    273,040    Brookfield Homes Corp. (a)                                       2,872,381       0.83%
                                                                                                         ------------
Hotels & Motels                  44,958    Lodgian, Inc. Class A Warrants (a) (b)                                  --
                                  8,966    Lodgian, Inc. Class B Warrants (a) (b)                                  --
                                 31,000    Lodgian, Inc. (a)                                                  130,200
                                                                                                         ------------
                                                                                                              130,200       0.04%
                                                                                                         ------------
Manufactured Housing            250,500    Clayton Homes, Inc.                                              3,068,625
                                 60,000    Coachmen Industries, Inc.                                          844,800
                                632,400    Modtech Holdings, Inc. (a)                                       5,451,288
                                                                                                         ------------
                                                                                                            9,364,713       2.72%
                                                                                                         ------------
Natural Resources                85,200    Deltic Timber Corp.                                              2,078,028
                                  4,000    TimberWest Forest Corp. (Canada)                                    31,209
                                                                                                         ------------
                                                                                                            2,109,237       0.61%
                                                                                                         ------------
Real Estate Investment          600,000    American Financial Realty Trust                                  7,350,000
Trusts                          411,298    American Land Lease, Inc. (c)                                    5,951,482
                                103,000    Anthracite Capital, Inc.                                         1,085,620
                                 31,000    Atlantic Realty Trust, Inc.                                        308,140
                                125,500    Golf Trust of America, Inc.                                        291,160
                                229,200    Kimco Realty Corp.                                               7,196,880
                                122,500    Koger Equity, Inc.                                               1,871,800
                                350,400    One Liberty Properties, Inc. (c)                                 5,560,848
                                671,300    Prime Group Realty Trust (a)                                     3,618,307
                                563,602    ProLogis Trust                                                  14,005,510
                                371,200    PS Business Parks, Inc.                                         11,637,120
                                280,800    Public Storage, Inc.                                             8,690,760

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                                       34
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                             VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Real Estate Investment          272,100    RAIT Investment Trust                                         $  5,999,805
Trusts (continued)              360,900    Vornado Realty Trust                                            12,451,050
                                                                                                         ------------
                                                                                                           86,018,482      24.97%
                                                                                                         ------------
Real Estate Management          142,000    Jones Lang LaSalle, Inc. (a)                                     1,963,860
                              1,070,700    Trammell Crow Co. (a)                                            9,903,975
                                 50,000    Trammell Crow Co. (a) (b)                                          450,940
                                                                                                         ------------
                                                                                                           12,318,775       3.58%
                                                                                                         ------------
Real Estate Operating           357,000    Avatar Holdings, Inc. (a)                                        8,075,340
Companies                       250,000    British Land Co. PLC (United Kingdom) (a)                        1,671,447
                              1,376,700    Brookfield Properties Corp.                                     25,069,707
                              1,220,600    Catellus Development Corp. (a)                                  24,131,262
                                510,000    Consolidated-Tomoka Land Co. (c)                                10,052,100
                              1,091,300    Forest City Enterprises, Inc. Class A                           36,176,595
                                779,500    LNR Property Corp.                                              26,565,360
                                304,980    Tejon Ranch Co. (a)                                              7,670,247
                                832,200    The St. Joe Co.                                                 23,750,988
                                100,000    The St. Joe Co. (a) (b)                                          2,782,650
                                827,550    Wellsford Real Properties, Inc. (a) (c)                         12,620,137
                                                                                                         ------------
                                                                                                          178,565,833      51.85%
                                                                                                         ------------
Retail                        1,467,391    Frank's Nursery & Crafts, Inc. Warrants (a) (b)                  1,276,630
                                106,755    Frank's Nursery & Crafts, Inc. (a)                                 133,444
                                                                                                         ------------
                                                                                                            1,410,074       0.41%
                                                                                                         ------------
                                           TOTAL COMMON STOCKS AND WARRANTS
                                           (Cost $295,251,960)                                           $294,303,221
                                                                                                         ------------

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                                       35
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================================================================================
                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                                           TOTAL INVESTMENT PORTFOLIO - 92.44%
                                           (Cost $318,899,284)                                           $318,361,152
                                                                                                         ------------

                                           CASH & OTHER ASSETS LESS
                                           LIABILITIES - 7.56%                                             26,044,310
                                                                                                         ------------
                                           NET ASSETS - 100.00%                                          $344,405,462
                                           (Applicable to 21,904,876                                     ============
                                           shares outstanding)

                                           NET ASSET VALUE PER SHARE                                           $15.72
                                                                                                               ======

----------
NOTES:
(a)  Non-income producing securities.
(b)  Restricted / fair valued securities.
(c) Affiliated issuers--as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of those issuers).
*    Issuer in default.

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                                       36
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                           [THIRD AVENUE FUNDS LOGO]

                      THIRD AVENUE INTERNATIONAL VALUE FUND

Dear Fellow Shareholders:

At January 31, 2003, the unaudited net asset value attributable to the 2,959,357 shares outstanding of the Third Avenue International Value Fund (the "Fund") was $9.90 per share. This compares with the Fund's audited net asset value at October 31, 2002 of $9.65 per share and an unaudited net asset value of $9.91 per share at January 31, 2002, both adjusted for a subsequent distribution to shareholders. At February 21, 2003, the unaudited net asset value was $9.84 per share.

QUARTERLY ACTIVITY:

In the most recent quarter of operations, the Fund established new positions in the common stocks of four companies, added to positions in the common stocks (or units) of 14 companies and eliminated its holding in one company.

NUMBER OF SHARES                 NEW POSITIONS ACQUIRED

8,600 shares                     Bonheur ASA Common Stock
                                 ("Bonheur Common")

86,000 shares                    Cresud SACIFYA ADRs
                                 ("Cresud ADRs")

73,100 shares                    Ganger Rolf ASA Common Stock
                                 ("Ganger Rolf Common")

125,000 shares                   Smedvig ASA-A Common Stock
                                 ("Smedvig Common")

                                 INCREASES IN EXISTING POSITIONS

14,100 shares                    Asatsu-DK Inc. Common Stock
                                 ("Asatsu Common")

8,450 shares                     Bergesen DY ASA Common Stock
                                 ("Bergesen Common")

480,000 shares                   Boardroom, Ltd. Common Stock
                                 ("Boardroom Common")

48,400 shares                    Canfor Corp. Common Stock
                                 ("Canfor Common")

600 shares                       E-L Financial Corp., Ltd. Common Stock
                                 ("E-L Financial Common")

57,500 shares                    GEAC Computer Corp., Ltd. Common Stock
                                 ("GEAC Common")

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                                       37
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

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                           [THIRD AVENUE FUNDS LOGO]

NUMBER OF SHARES
OR UNITS                         INCREASES IN EXISTING POSITIONS (CONTINUED)

168,000 shares                   Ichiyoshi Securities Co., Ltd. Common Stock
                                 ("Ichiyoshi Common")

15 shares                        Millea Holdings, Inc. Common Stock
                                 ("Millea Common")

15 shares                        Pargesa Holding AG Common Stock
                                 ("Pargesa Common")

22,300 units                     SFK Pulp Fund Units
                                 ("SFK Units")

50,000 shares                    Singer & Friedlander Group PLC Common Stock
                                 ("S & F Common")

48,000 shares                    Sompo Japan Insurance, Inc. Common Stock
                                 ("Sompo Common")

4,568 shares                     Telecom Corp. of New Zealand, Ltd. Common Stock
                                 ("Telecom Common")

732,857 shares                   Tranz Rail Holdings, Ltd. Common Stock
                                 ("Tranz Rail Common")

                                 POSITION ELIMINATED

355,500 shares                   Cable & Wireless PLC Common Stock
                                 ("C & W Common")

REVIEW OF QUARTERLY ACTIVITY

PURCHASES

Smedvig ASA, a Norwegian oil services company, owns and operates a modern fleet of offshore deepwater drilling rigs adapted to operate in hostile environments, such as the North Sea. In addition, it operates a fleet of rigs, which operate in more benign conditions and shallower waters, such as in South East Asia. A sharp falloff in the exploration wells drilled in the North Sea to levels not seen since the 1960's is expected to result in a decline in the company's operating earnings derived from the former segment, in the absence of any new (or renewal) contracts being signed in the interim, possibly in other parts of the world where there is more buoyant drilling activity (e.g., off the coast of West Africa). The expectations of declining earnings, combined with limited near-term prospects for a revival in exploratory drilling in the North Sea, has led to these shares being valued below their Net Asset Value ("NAV"), even when assessed on the basis of currently depressed rig valuations. In addition, Smedvig ASA is valued modestly in relation to its U.S.-listed peers. That the U.S.-listed companies are more highly valued suggests the potential use of their shares as currency for acquisitions, with Smedvig ASA, in our view, being a possible candidate in the ongoing consolidation of the offshore drillers.

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                           [THIRD AVENUE FUNDS LOGO]

Bonheur ASA and Ganger Rolf ASA are two Norwegian companies which serve as the publicly listed control vehicles for some of the interests of the Fred Olsen family. They are akin to two faces of the same coin with substantially identical economic interests in the same businesses. These lines of business include, INTER ALIA, joint ownership in a fleet of Suezmax tankers, cruise ships and ferries; Scandinavia's first discount airline; and a stockholding in an offshore oil services company. Poor operating earnings from the oil service company, which has been particularly dependent upon North Sea contracts but which constitutes a minimal portion of the NAV of these two companies, has nonetheless proved to be a depressant on their share prices, affording us the opportunity to effect our purchases at unusually attractive discounts to their respective NAVs.

The valuation of Cresud ADRs, like securities of most other companies operating in Argentina, declined after that country's currency devaluation in late 2001. Cresud SACIFYA ("Cresud") is an agricultural land owning company engaged in the production of wheat, corn, soy, sunflower seeds and the like. Given its largely debt-free balance sheet and with a considerable portion of its production exported at world prices in U.S. dollars, the company has in fact benefited from the devaluation of the Argentinian peso; and accordingly, the stock price decline provided an opportunity to acquire these agricultural properties at an attractive valuation. Furthermore, it has invested the proceeds of this devaluation-derived windfall, as well as funds raised during the fourth quarter of 2002 in a convertible debt issue of a related company, Inversiones y Representaciones SA ("IRSA"), cementing its control of a company possessing the pre-eminent portfolio of office and retail properties in Argentina, and possibly Latin America. While this security's issuance by IRSA has allowed it to extend debt maturities, it has nonetheless been affected adversely by the downturn being suffered by the Argentinean economy. We believe that this investment in IRSA by Cresud was made at a price which could prove to be particularly attractive longer-term, particularly if there is a recovery in the local economy.

SALES

The decision to sell the C & W Common was motivated by events that rendered this security neither "safe" nor cheap, and thus unsuitable for the Fund's portfolio. Specifically, as a result of being downgraded to a below-investment grade issuer of debt, the company was required to place 1.5 billion British Pounds Sterling into an escrow account, pursuant to an asset sale agreement (dating to 1999), where it undertook to indemnify the purchaser against any tax liability associated with the purchase. The consequences of this event are threefold, and in our view, adverse to shareholders:

     1. This effectively reduced the 2.2 billion Pounds of net cash on the balance sheet available for corporate purposes to only 700 million Pounds, eliminating in one fell swoop the cash cushion that we deemed to be our principal source of margin of safety, in an environment where access to capital markets for loss-making telecom providers is unavailable on reasonable terms.

     2. The non-disclosure by management of this significant contingent liability poses some imponderables. Given the number of transactions that the company has engaged in during the last few years, what other undisclosed, similar liabilities reside on the company's balance sheet? One cannot derive much comfort from such lack of candor on the part of management.

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                                       39
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                           [THIRD AVENUE FUNDS LOGO]

     3. Since the amount placed in escrow cannot be said (with certainty) to be a part of the company's balance sheet, given that there exists a potential claim against it (for the discharge of a tax liability), our valuation of the company's NAV is reduced accordingly, suggesting that these shares do not meet our criterion of cheapness either.

RESOURCE CONVERSION IN THE FUND'S PORTFOLIO

The resource  conversion  that was underway at the Canadian  metallurgical  coal producer, Fording Inc. ("Fording"), and which was mentioned in our last shareholder letter, has, we believe, reached a conclusion. Briefly, Fording was the subject of successive bids from a consortium, including a metallurgical coal producer, which were countered by Company proposals to recapitalize and merge its coal mines with those of another neighboring coal mining producer. The final offer, which we believe brings this process to a conclusion, is one where Fording's metallurgical coal assets will be combined with those of both the other parties, allowing operational and managerial economies as well as consolidating its position as the second largest producer in the sea borne metallurgical coal industry. Existing shareholders will receive a cash distribution and shares in the new company, which will operate as an income trust, distributing substantially all of its cashflow in excess of capital expenditures and corporate requirements. Given the increasingly consolidated metallurgical coal industry and the positive longer-term view we hold on such assets, we are inclined to view this as a satisfactory near-term outcome for our holding in Fording Common.

GEOGRAPHICAL DISTRIBUTION OF INVESTMENTS

At the end of January 2003, the geographical distribution of securities held by the Fund was as follows:

                 ---------------------------------------------
                                                           %
                                                      ------
                   Canada                              18.59
                   Japan                               10.56
                   United Kingdom                       9.83
                   New Zealand                          9.25
                   Norway                               7.21
                   Singapore                            5.37
                   France                               3.91
                   Hong Kong                            2.94
                   Argentina                            2.35
                   Switzerland                          2.19
                   Spain                                2.09
                   Sweden                               1.73
                                                      ------
                   Securities-total                    76.02
                   Cash & Other                        23.98
                                                      ------
                   Total                              100.00
                                                      ======
                 ---------------------------------------------

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                                       40
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                           [THIRD AVENUE FUNDS LOGO]

Note that the table above should be viewed as an EX-POST listing of where our investments reside, period. As we have noted in prior letters, there is no attempt to allocate the portfolio assets among countries (or sectors) based upon an overarching macroeconomic view or index-related considerations.

I look forward to writing to you again when we publish our Semi-Annual Report for the period ended April 30, 2003.

Sincerely,

/s/ Amit Wadhwaney

Amit Wadhwaney
Portfolio Manager,
Third Avenue International Value Fund

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                                       41
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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                              PRINCIPAL                                                                                      % OF
                              AMOUNT ($)   ISSUES                                                            VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 13.85%
U.S. Treasury Notes           2,000,000    U.S. Treasury Note 3.625%, due 08/31/03                       $  2,027,736
                              2,000,000    U.S. Treasury Note 3.00%, due 11/30/03                           2,029,220
                                                                                                         ------------
                                                                                                            4,056,956      13.85%
                                                                                                         ------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                                           (Cost $4,052,365)                                                4,056,956
                                                                                                         ------------
                                 SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 76.02%
Advertising                      50,900    Asatsu-DK (Japan)                                                  863,611       2.95%
                                                                                                         ------------
Agriculture                      80,000    Agrium, Inc. (Canada) (b)                                          867,200
                                 86,000    Cresud SACIFYA ADR (Argentina) (b)                                 688,000
                                                                                                         ------------
                                                                                                            1,555,200       5.31%
                                                                                                         ------------
Building & Construction          26,500    Fomento de Construcciones y Contratas S.A. (Spain)                 611,615
Products/Services                88,000    Makita Corp. (Japan)                                               566,416
                                                                                                         ------------
                                                                                                            1,178,031       4.02%
                                                                                                         ------------
Business Development            235,000    JZ Equity Partners PLC (United Kingdom)                            371,787       1.27%
& Investment Companies                                                                                   ------------

Corporate Services            1,653,000    Boardroom, Ltd. (Singapore)                                        394,422       1.35%
                                                                                                         ------------
Diversified Operations          137,000    Hutchison Whampoa Ltd. (Hong Kong)                                 860,659       2.94%
                                                                                                         ------------
Energy/Coal                      39,000    Fording, Inc. (Canada)                                             866,580
                                152,300    Westshore Terminals Income Fund (Canada)                           535,973
                                                                                                         ------------
                                                                                                            1,402,553       4.79%
                                                                                                         ------------
Energy/Services                 125,000    Smedvig ASA-A (Norway)                                             602,704       2.06%
                                                                                                         ------------
Forest Products & Paper         148,800    Canfor Corp. (Canada) (b)                                          874,380
                              2,000,000    Rubicon, Ltd. (New Zealand) (a)                                    772,844
                                122,300    SFK Pulp Fund (Canada)                                             852,810
                                                                                                         ------------
                                                                                                            2,500,034       8.54%
                                                                                                         ------------
IT Services                      42,500    Cap Gemini SA (France)                                           1,146,503       3.91%
                                                                                                         ------------

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                                                                                                                             % OF
                                 SHARES    ISSUES                                                             VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance                     1,125,000    BRIT Insurance Holdings PLC (United Kingdom) (a)              $  1,423,863
                                     75    Millea Holdings, Inc. (Japan)                                      533,392
                                 93,000    Sompo Japan Insurance, Inc. (Japan)                                501,676
                                                                                                         ------------
                                                                                                            2,458,931       8.39%
                                                                                                         ------------
Insurance - Multi Line            3,500    E-L Financial Corp., Ltd. (Canada)                                 514,168       1.75%
                                                                                                         ------------
Investment Companies             90,000    Investor AB Class A (Sweden)                                       506,810
                                    340    Pargesa Holding AG (Switzerland)                                   640,182
                                                                                                         ------------
                                                                                                            1,146,992       3.92%
                                                                                                         ------------
Publishing                      175,000    Boosey & Hawkes PLC (United Kingdom) (a)                           422,844       1.44%
                                                                                                         ------------
Securities Brokerage          7,000,000    Hotung Investment Holdings, Ltd. (Singapore)                       595,000
                                326,000    Ichiyoshi Securities Co., Ltd. (Japan)                             627,864
                                300,000    Singer & Friedlander Group, PLC (United Kingdom)                   660,771
                                                                                                         ------------
                                                                                                            1,883,635       6.43%
                                                                                                         ------------
Software                        332,500    GEAC Computer Corp., Ltd. (Canada) (a) (b)                         933,501       3.19%
                                                                                                         ------------
Telecommunications              355,542    Telecom Corp. of New Zealand, Ltd. (New Zealand)                   853,361       2.91%
                                                                                                         ------------
Transportation                   34,150    Bergesen DY ASA (Norway)                                           737,277
                                  8,600    Bonheur ASA (Norway)                                                77,981
                                 73,100    Ganger Rolf ASA (Norway)                                           694,401
                                800,400    Noble Group Ltd. (Singapore)                                       584,455
                              1,462,857    Tranz Rail Holdings, Ltd. (New Zealand) (a)                      1,082,789
                                                                                                         ------------
                                                                                                            3,176,903      10.85%
                                                                                                         ------------
                                           TOTAL COMMON STOCKS
                                           (Cost $21,651,106)                                              22,265,839
                                                                                                         ------------

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                           [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2003
                                   (UNAUDITED)

                              NOTIONAL                                                                                       % OF
                              AMOUNT ($)   ISSUES                                                             VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.11%
Foreign Currency              1,000,000    Euro Dollar, Strike 0.96, expires 10/06/03                    $      4,000
Put Options                   1,500,000    Great Britain Pounds, Strike 1.52, expires 10/06/03                  9,500
                              1,000,000    Japanese Yen, Strike 135, expires 04/23/03                             250
                              1,000,000    Japanese Yen, Strike 122, expires 09/17/03                          18,200
                                                                                                         ------------
                                                                                                               31,950       0.11%
                                                                                                         ------------
                                           TOTAL OTHER INVESTMENTS
                                           (Cost $118,374)                                                     31,950
                                                                                                         ------------
                                           TOTAL INVESTMENT PORTFOLIO - 89.98%
                                           (Cost $25,821,845)                                              26,354,745
                                                                                                         ------------
                                           CASH & OTHER ASSETS LESS
                                           LIABILITIES - 10.02%                                             2,934,602
                                                                                                         ------------
                                           NET ASSETS - 100.00%                                          $ 29,289,347
                                           (Applicable to 2,959,357                                      ============
                                           shares outstanding)

                                           NET ASSET VALUE PER SHARE                                            $9.90
                                                                                                                =====

----------
 NOTES:
(a)  Non-income producing security.
(b)  Securities in whole or in part on loan.
ADR: American Depository Receipt.

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                           [THIRD AVENUE FUNDS LOGO]

                        THIRD AVENUE FUNDS PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Funds' affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

--------------------------------------------------------------------------------

                                BOARD OF TRUSTEES
                                  Jack W. Aber
                                 David M. Barse
                             William E. Chapman, II
                                 Lucinda Franks
                                 Edward J. Kaier
                                  Marvin Moser
                                  Eric Rakowski
                                  Martin Shubik
                                Charles C. Walden
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                Michael T. Carney
                       Chief Financial Officer, Treasurer
                                  W. James Hall
                           General Counsel, Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                                  P.O. Box 9802
                            Providence, RI 02940-8002
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                           Third Avenue Management LLC
                                622 Third Avenue
                               New York, NY 10017

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS
                                622 THIRD AVENUE
                             NEW YORK, NY 10017-6067
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                                www.thirdave.com